UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2019

CLEARBRIDGE

LARGE CAP VALUE FUND

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital as its primary investment objective. Current income is a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Large Cap Value Fund for the twelve-month reporting period ended October 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 29, 2019

II	ClearBridge Large Cap Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We focus on established large capitalization companies, seeking to identify those companies with favorable valuations and attractive growth potential.

In selecting individual companies for investment, we employ fundamental analysis to identify companies with competitive market positions, competitive products and services, experienced management teams and stable financial conditions. We also determine the material ESG (environmental, social and governance) factors facing both individual companies and industry sectors and incorporate these factors into our fundamental analysis of each company.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equity markets generated healthy gains in the twelve-month reporting period ended October 31, 2019, with the broad market S&P 500 Indexi advancing 14.33%. Growth stocks outperformed their value counterparts: the Russell 1000 Growth Indexii rose 17.10%, compared to the Russell 1000 Value Index’siii gain of 11.21%. Meanwhile, small-cap stocks underperformed large-caps stocks, with the Russell 2000 Indexiv rising a more modest 4.90%, while large-cap stocks as measured by the Russell 1000 Indexv, returned 14.15% over the reporting period.

A sharp 9% market correction in December 2018, driven by fears of a slowing economy and rising interest rates, sent equities broadly lower to start the reporting period. While all sectors generated negative returns in the month, the more cyclical sectors including the Energy, Financials and Industrials sectors performed the worst. The broader market fully recovered these losses in the first quarter of 2019, when sentiment toward economic growth improved, driven by positive signs from U.S.-China trade negotiations and a more dovish stance from the Federal Reserve Board (the “Fed”)vi. Further signs of progress in trade negotiations and hints at more accommodative Fed policy supported positive equity returns in the second quarter of 2019.

In July 2019, the Fed cut the federal funds ratevii for the first time in a decade. The initial cut was followed by two more in August and October 2019 leaving the target rate at a range between 1.50% and 1.75% and bringing the Fed more in alignment with the accommodative stances of other global central banks. The Fed action, combined with a resilient U.S. consumer, helped the broad market advance moderately in the third quarter of 2019, in the face of ongoing U.S.-China trade tensions, slowing manufacturing and an inverted yield curveviii. Defensive or yield-driven stocks performed well, with the Utilities, Real Estate and Consumer Staples sectors among market leaders.

ClearBridge Large Cap Value Fund 2019 Annual Report	1

Fund overview (cont’d)

Throughout most of the reporting period trade tensions and slowing global growth threatened to curb energy demand, weighing on energy stocks. As the Democratic Party’s candidates kicked off campaigning for the 2020 U.S. presidential election primaries, the Health Care sector came under pressure due to growing concerns regarding potentially greater government involvement in health insurance and drug pricing. However, strong third-quarter of 2019 earnings and undemanding valuations helped some health care names come off lows. The Financials sector, which had lagged the market due to pressure from falling interest rates and macroeconomic fears, rebounded late in the reporting period on improved sentiment and third-quarter earnings.

Q. How did we respond to these changing market conditions?

A. During the reporting period, we continued to gradually reduce cyclicality and improve the quality of companies we own, while reducing leverage on the margin. Quality remains at the core of our investment philosophy, and we maintain a disciplined investment approach that focuses on competitively advantaged companies with strong business franchises capable of generating superior returns across cycles.

Overall, we reduced exposures to the relatively more cyclical energy and financial services positions. In addition, we trimmed or sold positions where we felt the market more fully reflected the value of these holdings.

Performance review

For the twelve months ended October 31, 2019, Class A shares of ClearBridge Large Cap Value Fund, excluding sales charges, returned 12.44%. The Fund’s unmanaged benchmark, Russell 1000 Value Index, returned 11.21% for the same period. The Lipper Large-Cap Value Funds Category Averageix returned 9.97% over the same time frame.

Performance Snapshot as of October 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Large Cap Value Fund:
Class 1[1]	3.58%	12.69%
Class A	3.46%	12.44%
Class A2	3.39%	12.30%
Class C	3.10%	11.64%
Class R	3.24%	11.93%
Class I	3.64%	12.78%
Class IS	3.67%	12.85%
Russell 1000 Value Index	3.07%	11.21%
S&P 500 Index	4.16%	14.33%
Lipper Large-Cap Value Funds Category Average	2.68%	9.97%

[1]

Class 1 shares of the Fund are closed to all purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then current Class 1 shares, but are no longer permitted to add to their Class 1 share positions, except through dividend reinvestment.

2	ClearBridge Large Cap Value Fund 2019 Annual Report

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2019, the gross total annual fund operating expense ratios for Class 1, Class A, Class A2, Class C, Class R, Class I and Class IS shares were 0.60%, 0.81%, 0.95%, 1.54%, 1.19%, 0.52% and 0.47%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in ten out of eleven economic sectors in which the Fund was invested during the reporting period, with the greatest contributions to returns coming from the Information Technology (“IT”), Communication Services and Industrials sectors.

Relative to the benchmark, overall stock selection contributed to performance during the reporting period. The Fund’s stock selection in the Materials, Communication Services, IT and Industrials sectors also contributed significantly to relative performance for the period. In terms of allocation, the Fund’s overweight to the IT and Industrials sectors contributed to relative performance for the period.

On an individual stock basis, the leading contributors to performance included positions in Motorola Solutions Inc. and Microsoft Corp., both in the IT sector, American Tower Corp. in the Real Estate sector, Charter Communications Inc. in the Communication Services sector and JPMorgan Chase & Co. in the Financials sector.

ClearBridge Large Cap Value Fund 2019 Annual Report	3

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall sector allocation detracted from performance for the reporting period. The Fund’s underweights to the Utilities and Real Estate sectors detracted from relative performance during the period. Stock selection in the Health Care and Consumer Staples sector also dampened relative results.

On an individual stock basis, the leading detractors from Fund performance for the period included the Fund’s holdings in Halliburton Co. and Schlumberger Ltd., both in the Energy sector, Citigroup Inc. in the Financials sector, Twenty-First Century Fox Inc. in the Communication Services sector and CVS Health Corp. in the Health Care sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. We established several new positions, most notably in Apple in the IT sector, Berkshire Hathaway Inc. and Charles Schwab Corp., both in the Financials sector and Enterprise Products Partners LP in the Energy sector. We closed positions in Halliburton Co. and Schlumberger Ltd., both in the Energy sector, Citigroup Inc. and Capital One Financial Corp., both in the Financials sector and McCormick & Co. Inc. in the Consumer Staples sector. Also, during the reporting period, Disney acquired certain assets of Twenty-First Century Fox Inc., a portfolio holding; the Fund received cash for those assets and retained the spinoff Fox entity (mostly comprising Fox’s sports and news assets) in the portfolio.

Thank you for your investment in ClearBridge Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Robert Feitler, Jr.

Portfolio Manager

ClearBridge Investments, LLC

Dmitry Khaykin

Portfolio Manager

ClearBridge Investments, LLC

November 16, 2019

4	ClearBridge Large Cap Value Fund 2019 Annual Report

RISKS: Investments in common stocks are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. Foreign investments are subject to special risks, including currency fluctuations and political, social and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Value stocks may underperform the overall equity market, while the market concentrates on growth stocks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2019 were: JPMorgan Chase & Co. (4.9%), Comcast Corp. (3.5%), Microsoft Corp. (3.3%), United Technologies Corp. (3.2%), Charter Communications Inc. (3.0%), Motorola Solutions Inc. (3.0%), Honeywell International Inc. (2.9%), Bank of America Corp. (2.8%), American Tower Corp. (2.8%) and Merck & Co. Inc. (2.6%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2019 were: Financials (21.8%), Health Care (14.0%), Information Technology (12.8%), Industrials (12.0%) and Communication Services (11.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Large Cap Value Fund 2019 Annual Report	5

Fund overview (cont’d)

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

iii

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

iv

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

[v]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 454 funds for the six-month period and among the 450 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	ClearBridge Large Cap Value Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2019 and October 31, 2018. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Large Cap Value Fund 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2019 and held for the six months ended October 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table,

together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	3.58%	$1,000.00	$1,035.80	0.64%	$3.28	Class 1	5.00%	$1,000.00	$1,021.98	0.64%	$3.26
Class A	3.46	1,000.00	1,034.60	0.88	4.51	Class A	5.00	1,000.00	1,020.77	0.88	4.48
Class A2	3.39	1,000.00	1,033.90	1.00	5.13	Class A2	5.00	1,000.00	1,020.16	1.00	5.09
Class C	3.10	1,000.00	1,031.00	1.53	7.83	Class C	5.00	1,000.00	1,017.49	1.53	7.78
Class R	3.24	1,000.00	1,032.40	1.24	6.35	Class R	5.00	1,000.00	1,018.95	1.24	6.31
Class I	3.64	1,000.00	1,036.40	0.60	3.08	Class I	5.00	1,000.00	1,022.18	0.60	3.06
Class IS	3.67	1,000.00	1,036.70	0.55	2.82	Class IS	5.00	1,000.00	1,022.43	0.55	2.80

8	ClearBridge Large Cap Value Fund 2019 Annual Report

[1]	For the six months ended October 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Large Cap Value Fund 2019 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class A2	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/19	12.69%	12.44%	12.30%	11.64%	11.93%	12.78%	12.85%
Five Years Ended 10/31/19	7.30	7.08	6.91	6.28	6.57	7.40	7.46
Ten Years Ended 10/31/19	N/A	11.09	N/A	10.26	N/A	11.42	N/A
Inception* through 10/31/19	9.22	—	8.82	—	7.47	—	9.03

With sales charges[2]	Class 1	Class A	Class A2	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/19	12.69%	5.98%	5.84%	10.64%	11.93%	12.78%	12.85%
Five Years Ended 10/31/19	7.30	5.83	5.66	6.28	6.57	7.40	7.46
Ten Years Ended 10/31/19	N/A	10.43	N/A	10.26	N/A	11.42	N/A
Inception* through 10/31/19	9.22	—	7.79	—	7.47	—	9.03

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 8/16/13 through 10/31/19)	72.89%
Class A (10/31/09 through 10/31/19)	186.21
Class A2 (Inception date of 8/16/13 through 10/31/19)	69.00
Class C (10/31/09 through 10/31/19)	165.62
Class R (Inception date of 12/19/13 through 10/31/19)	52.62
Class I (10/31/09 through 10/31/19)	194.74
Class IS (Inception date of 10/16/13 through 10/31/19)	68.55

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares each reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, A2, C, R, I and IS shares are August 16, 2013, January 3, 1995, August 16, 2013, January 3, 1995, December 19, 2013, May 29, 1958 and October 16, 2013, respectively.

10	ClearBridge Large Cap Value Fund 2019 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of ClearBridge Large Cap Value Fund vs. Russell 1000 Value Index and S&P 500 Index† — October 2009 - October 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of ClearBridge Large Cap Value Fund on October 31, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2019. The hypothetical illustration also assumes a $1,000,000 investment in the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities). The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Large Cap Value Fund 2019 Annual Report	11

Schedule of investments

October 31, 2019

ClearBridge Large Cap Value Fund

Security	Shares	Value
Common Stocks — 96.5%
Communication Services — 11.6%
Diversified Telecommunication Services — 2.0%
AT&T Inc.	865,754	$33,322,871
Media — 9.6%
Charter Communications Inc., Class A Shares	108,331	50,683,742	*
Comcast Corp., Class A Shares	1,328,620	59,548,748
DISH Network Corp., Class A Shares	975,658	33,543,122	*
Fox Corp., Class B Shares	587,553	18,355,156
Total Media		162,130,768
Total Communication Services		195,453,639
Consumer Discretionary — 2.3%
Specialty Retail — 2.3%
Home Depot Inc.	165,913	38,919,872
Consumer Staples — 4.2%
Beverages — 2.6%
Anheuser-Busch InBev SA/NV, ADR	340,475	27,500,166
Keurig Dr Pepper Inc.	594,246	16,733,967
Total Beverages		44,234,133
Tobacco — 1.6%
Philip Morris International Inc.	324,339	26,414,168
Total Consumer Staples		70,648,301
Energy — 7.3%
Oil, Gas & Consumable Fuels — 7.3%
Chevron Corp.	265,236	30,804,509
Enterprise Products Partners LP	702,630	18,289,459
Exxon Mobil Corp.	357,855	24,180,262
Royal Dutch Shell PLC, ADR, Class A Shares	350,805	20,336,166
Suncor Energy Inc.	1,001,094	29,722,481
Total Energy		123,332,877
Financials — 21.8%
Banks — 11.4%
Bank of America Corp.	1,512,353	47,291,279
JPMorgan Chase & Co.	654,373	81,744,275
US Bancorp	694,455	39,597,824
Wells Fargo & Co.	448,629	23,162,715
Total Banks		191,796,093
Capital Markets — 2.0%
Bank of New York Mellon Corp.	348,085	16,272,974
Charles Schwab Corp.	453,210	18,450,179
Total Capital Markets		34,723,153

See Notes to Financial Statements.

12	ClearBridge Large Cap Value Fund 2019 Annual Report

ClearBridge Large Cap Value Fund

Security	Shares	Value
Consumer Finance — 2.5%
American Express Co.	354,235	$41,544,681
Diversified Financial Services — 1.5%
Berkshire Hathaway Inc., Class B Shares	121,280	25,781,702	*
Insurance — 4.4%
Marsh & McLennan Cos. Inc.	306,973	31,808,542
Progressive Corp.	274,978	19,165,967
Travelers Cos. Inc.	179,257	23,493,422
Total Insurance		74,467,931
Total Financials		368,313,560
Health Care — 14.0%
Biotechnology — 1.4%
Amgen Inc.	108,000	23,031,000
Health Care Providers & Services — 5.9%
AmerisourceBergen Corp.	225,700	19,270,266
Anthem Inc.	135,212	36,382,845
CVS Health Corp.	306,293	20,334,793
UnitedHealth Group Inc.	93,820	23,708,314
Total Health Care Providers & Services		99,696,218
Pharmaceuticals — 6.7%
Johnson & Johnson	240,668	31,777,803
Merck & Co. Inc.	497,286	43,094,805
Novartis AG, ADR	207,301	18,126,399
Pfizer Inc.	508,990	19,529,946
Total Pharmaceuticals		112,528,953
Total Health Care		235,256,171
Industrials — 12.0%
Aerospace & Defense — 3.2%
United Technologies Corp.	375,157	53,865,042
Air Freight & Logistics — 2.3%
United Parcel Service Inc., Class B Shares	328,567	37,841,061
Industrial Conglomerates — 2.9%
Honeywell International Inc.	282,910	48,867,044
Machinery — 3.6%
Deere & Co.	153,280	26,692,179
Illinois Tool Works Inc.	203,580	34,319,517
Total Machinery		61,011,696
Total Industrials		201,584,843
Information Technology — 12.8%
Communications Equipment — 2.9%
Motorola Solutions Inc.	299,313	49,781,738

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2019 Annual Report	13

Schedule of investments (cont’d)

October 31, 2019

ClearBridge Large Cap Value Fund

Security		Shares	Value
Electronic Equipment, Instruments & Components — 2.4%
TE Connectivity Ltd.		443,672	$39,708,644
Software — 5.3%
Microsoft Corp.		387,356	55,535,230
Oracle Corp.		612,790	33,390,927
Total Software			88,926,157
Technology Hardware, Storage & Peripherals — 2.2%
Apple Inc.		104,720	26,050,147
Xerox Holdings Corp.		326,059	11,063,182
Total Technology Hardware, Storage & Peripherals			37,113,329
Total Information Technology			215,529,868
Materials — 4.9%
Chemicals — 3.2%
Air Products & Chemicals Inc.		145,138	30,952,130
PPG Industries Inc.		188,900	23,635,168
Total Chemicals			54,587,298
Construction Materials — 1.7%
Martin Marietta Materials Inc.		109,920	28,789,147
Total Materials			83,376,445
Real Estate — 2.8%
Equity Real Estate Investment Trusts (REITs) — 2.8%
American Tower Corp.		213,456	46,550,485
Utilities — 2.8%
Electric Utilities — 0.9%
Edison International		233,516	14,688,156
Multi-Utilities — 1.9%
Sempra Energy		221,680	32,034,977
Total Utilities			46,723,133
Total Investments before Short-Term Investments (Cost — $911,017,309)			1,625,689,194

	Rate
Short-Term Investments — 3.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $58,450,974)	1.597%	58,450,974	58,450,974
Total Investments — 99.9% (Cost — $969,468,283)			1,684,140,168
Other Assets in Excess of Liabilities — 0.1%			971,550
Total Net Assets — 100.0%			$1,685,111,718

*	Non-income producing security.

See Notes to Financial Statements.

14	ClearBridge Large Cap Value Fund 2019 Annual Report

ClearBridge Large Cap Value Fund

Abbreviation used in this schedule:

ADR — American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2019 Annual Report	15

Statement of assets and liabilities

October 31, 2019

Assets:
Investments, at value (Cost — $969,468,283)	$1,684,140,168
Dividends and interest receivable	1,913,450
Receivable for Fund shares sold	568,194
Prepaid expenses	37,748
Total Assets	1,686,659,560

Liabilities:
Investment management fee payable	692,603
Payable for Fund shares repurchased	401,818
Service and/or distribution fees payable	159,545
Trustees’ fees payable	5,628
Accrued expenses	288,248
Total Liabilities	1,547,842
Total Net Assets	$1,685,111,718

Net Assets:
Par value (Note 7)	$501
Paid-in capital in excess of par value	888,825,721
Total distributable earnings (loss)	796,285,496
Total Net Assets	$1,685,111,718

See Notes to Financial Statements.

16	ClearBridge Large Cap Value Fund 2019 Annual Report

Net Assets:
Class 1	$173,929,934
Class A	$473,129,377
Class A2	$204,933,434
Class C	$20,655,473
Class R	$325,290
Class I	$775,762,758
Class IS	$36,375,452

Shares Outstanding:
Class 1	5,165,159
Class A	14,047,067
Class A2	6,089,516
Class C	632,210
Class R	9,646
Class I	23,076,410
Class IS	1,081,577

Net Asset Value:
Class 1 (and redemption price)	$33.67
Class A (and redemption price)	$33.68
Class A2 (and redemption price)	$33.65
Class C*	$32.67
Class R (and redemption price)	$33.72
Class I (and redemption price)	$33.62
Class IS (and redemption price)	$33.63

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$35.73
Class A2 (based on maximum initial sales charge of 5.75%)	$35.70

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2019 Annual Report	17

Statement of operations

For the Year Ended October 31, 2019

Investment Income:
Dividends	$38,722,403
Interest	1,318,869
Less: Foreign taxes withheld	(667,615)
Total Investment Income	39,373,657

Expenses:
Investment management fee (Note 2)	8,483,095
Performance adjustment (Note 2)	(437,871)
Service and/or distribution fees (Notes 2 and 5)	2,158,002
Transfer agent fees (Note 5)	1,574,333
Registration fees	112,534
Trustees’ fees	109,573
Fund accounting fees	84,346
Audit and tax fees	41,461
Shareholder reports	41,346
Legal fees	28,191
Insurance	20,591
Custody fees	6,259
Miscellaneous expenses	13,981
Total Expenses	12,235,841
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(982)
Net Expenses	12,234,859
Net Investment Income	27,138,798

Realized and Unrealized Gain on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From Investment Transactions	81,994,808
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	83,664,594
Foreign currencies	1,121
Change in Net Unrealized Appreciation (Depreciation)	83,665,715
Net Gain on Investments and Foreign Currency Transactions	165,660,523
Increase in Net Assets From Operations	$192,799,321

See Notes to Financial Statements.

18	ClearBridge Large Cap Value Fund 2019 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2019	2018

Operations:
Net investment income	$27,138,798	$24,813,527
Net realized gain	81,994,808	88,663,364
Change in net unrealized appreciation (depreciation)	83,665,715	(70,583,743)
Increase in Net Assets From Operations	192,799,321	42,893,148

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(115,022,094)	(47,780,085)
Decrease in Net Assets From Distributions to Shareholders	(115,022,094)	(47,780,085)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	207,135,846	117,566,893
Reinvestment of distributions	101,990,506	41,762,566
Cost of shares repurchased	(309,476,073)	(251,813,683)
Decrease in Net Assets From Fund Share Transactions	(349,721)	(92,484,224)
Increase (Decrease) in Net Assets	77,427,506	(97,371,161)

Net Assets:
Beginning of year	1,607,684,212	1,705,055,373
End of year(b)	$1,685,111,718	$1,607,684,212

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 9). For the year ended October 31, 2018, distributions from net investment income and net realized gains were $24,350,141 and $23,429,944, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 9). For the year ended October 31, 2018, end of year net assets included undistributed net investment income of $ 1,644,999.

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2019 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class 1 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$32.20	$32.36	$27.96	$28.22	$28.27

Income from operations:
Net investment income	0.57	0.51	0.46	0.44	0.43
Net realized and unrealized gain	3.23	0.29	4.61	0.20	0.09
Total income from operations	3.80	0.80	5.07	0.64	0.52

Less distributions from:
Net investment income	(0.55)	(0.51)	(0.45)	(0.49)	(0.57)
Net realized gains	(1.78)	(0.45)	(0.22)	(0.41)	—
Total distributions	(2.33)	(0.96)	(0.67)	(0.90)	(0.57)

Net asset value, end of year	$33.67	$32.20	$32.36	$27.96	$28.22
Total return[2]	12.69%	2.40%	18.21%	2.38%	1.85%[3]

Net assets, end of year (millions)	$174	$171	$183	$170	$183

Ratios to average net assets:
Gross expenses	0.64%	0.60%	0.67%	0.69%	0.68%
Net expenses[4]	0.64	0.60	0.67	0.69	0.68
Net investment income	1.78	1.56	1.48	1.60	1.51

Portfolio turnover rate	14%	10%	8%	5%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.78% for the year ended October 31, 2015.

[4]

As a result of an expense limitation arrangement, effective March 1, 2015, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A2 shares. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Beginning January 1, 2015 through February 28, 2015, as a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. Prior to December 31, 2014, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares.

See Notes to Financial Statements.

20	ClearBridge Large Cap Value Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$32.21	$32.36	$27.97	$28.23	$28.27

Income from operations:
Net investment income	0.49	0.44	0.39	0.39	0.37
Net realized and unrealized gain	3.24	0.30	4.60	0.20	0.10
Total income from operations	3.73	0.74	4.99	0.59	0.47

Less distributions from:
Net investment income	(0.48)	(0.44)	(0.38)	(0.44)	(0.51)
Net realized gains	(1.78)	(0.45)	(0.22)	(0.41)	—
Total distributions	(2.26)	(0.89)	(0.60)	(0.85)	(0.51)

Net asset value, end of year	$33.68	$32.21	$32.36	$27.97	$28.23
Total return[2]	12.44%	2.17%	17.96%	2.19%	1.67%[3]

Net assets, end of year (millions)	$473	$389	$415	$383	$402

Ratios to average net assets:
Gross expenses	0.87%	0.81%	0.89%	0.87%	0.89%
Net expenses[4]	0.87 [5]	0.81 [5]	0.89 [5]	0.87	0.89
Net investment income	1.53	1.34	1.26	1.42	1.30

Portfolio turnover rate	14%	10%	8%	5%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.56% for the year ended October 31, 2015.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2019 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A2 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$32.18	$32.34	$27.95	$28.21	$28.26

Income from operations:
Net investment income	0.45	0.40	0.35	0.33	0.32
Net realized and unrealized gain	3.24	0.28	4.60	0.21	0.09
Total income from operations	3.69	0.68	4.95	0.54	0.41

Less distributions from:
Net investment income	(0.44)	(0.39)	(0.34)	(0.39)	(0.46)
Net realized gains	(1.78)	(0.45)	(0.22)	(0.41)	—
Total distributions	(2.22)	(0.84)	(0.56)	(0.80)	(0.46)

Net asset value, end of year	$33.65	$32.18	$32.34	$27.95	$28.21
Total return[2]	12.30%	2.04%	17.78%	2.00%	1.47%[3]

Net assets, end of year (millions)	$205	$193	$193	$166	$167

Ratios to average net assets:
Gross expenses	1.00%	0.95%	1.02%	1.07%	1.06%
Net expenses[4]	1.00	0.95	1.02	1.07	1.06
Net investment income	1.42	1.20	1.12	1.22	1.13

Portfolio turnover rate	14%	10%	8%	5%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.40% for the year ended October 31, 2015.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

See Notes to Financial Statements.

22	ClearBridge Large Cap Value Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$31.27	$31.43	$27.18	$27.46	$27.52

Income from operations:
Net investment income	0.30	0.20	0.15	0.18	0.15
Net realized and unrealized gain	3.10	0.29	4.47	0.19	0.08
Total income from operations	3.40	0.49	4.62	0.37	0.23

Less distributions from:
Net investment income	(0.22)	(0.20)	(0.15)	(0.24)	(0.29)
Net realized gains	(1.78)	(0.45)	(0.22)	(0.41)	—
Total distributions	(2.00)	(0.65)	(0.37)	(0.65)	(0.29)

Net asset value, end of year	$32.67	$31.27	$31.43	$27.18	$27.46
Total return[2]	11.64%	1.45%	17.07%	1.43%	0.85%[3]

Net assets, end of year (000s)	$20,655	$89,521	$100,870	$96,248	$105,794

Ratios to average net assets:
Gross expenses	1.57%	1.54%	1.66%	1.65%	1.66%
Net expenses[4]	1.57 [5]	1.54 [5]	1.66 [5]	1.65	1.66
Net investment income	0.99	0.61	0.49	0.68	0.53

Portfolio turnover rate	14%	10%	8%	5%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.77% for the year ended October 31, 2015.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2019 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$32.26	$32.37	$28.00	$28.22	$28.25

Income (loss) from operations:
Net investment income	0.35	0.32	0.25	0.30	0.27
Net realized and unrealized gain (loss)	3.24	0.26	4.64	0.20	(0.03)
Total income from operations	3.59	0.58	4.89	0.50	0.24

Less distributions from:
Net investment income	(0.35)	(0.24)	(0.30)	(0.31)	(0.27)
Net realized gains	(1.78)	(0.45)	(0.22)	(0.41)	—
Total distributions	(2.13)	(0.69)	(0.52)	(0.72)	(0.27)

Net asset value, end of year	$33.72	$32.26	$32.37	$28.00	$28.22
Total return[2]	11.93%	1.71%	17.54%	1.87%	0.83%[3]

Net assets, end of year (000s)	$325	$255	$938	$84	$14

Ratios to average net assets:
Gross expenses	1.31%	1.19%	1.20%	1.10%	1.45%
Net expenses[4]	1.31	1.19	1.20	1.10	1.38 [5]
Net investment income	1.10	0.98	0.80	1.09	0.92

Portfolio turnover rate	14%	10%	8%	5%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.65% for the year ended October 31, 2015.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.45%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Large Cap Value Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$32.15	$32.31	$27.92	$28.18	$28.23

Income from operations:
Net investment income	0.59	0.54	0.48	0.47	0.46
Net realized and unrealized gain	3.23	0.28	4.60	0.20	0.09
Total income from operations	3.82	0.82	5.08	0.67	0.55

Less distributions from:
Net investment income	(0.57)	(0.53)	(0.47)	(0.52)	(0.60)
Net realized gains	(1.78)	(0.45)	(0.22)	(0.41)	—
Total distributions	(2.35)	(0.98)	(0.69)	(0.93)	(0.60)

Net asset value, end of year	$33.62	$32.15	$32.31	$27.92	$28.18
Total return[2]	12.78%	2.45%	18.33%	2.49%	1.96%[3]

Net assets, end of year (millions)	$776	$760	$806	$683	$664

Ratios to average net assets:
Gross expenses	0.59%	0.52%	0.60%	0.58%	0.58%
Net expenses[4]	0.59	0.52	0.60	0.58	0.58
Net investment income	1.84	1.64	1.54	1.71	1.61

Portfolio turnover rate	14%	10%	8%	5%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.89% for the year ended October 31, 2015.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 0.90%.

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2019 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$32.16	$32.32	$27.93	$28.19	$28.24

Income from operations:
Net investment income	0.56	0.56	0.49	0.48	0.44
Net realized and unrealized gain	3.28	0.28	4.61	0.21	0.12
Total income from operations	3.84	0.84	5.10	0.69	0.56

Less distributions from:
Net investment income	(0.59)	(0.55)	(0.49)	(0.54)	(0.61)
Net realized gains	(1.78)	(0.45)	(0.22)	(0.41)	—
Total distributions	(2.37)	(1.00)	(0.71)	(0.95)	(0.61)

Net asset value, end of year	$33.63	$32.16	$32.32	$27.93	$28.19
Total return[2]	12.85%	2.51%	18.40%	2.56%	2.02%[3]

Net assets, end of year (000s)	$36,375	$5,549	$6,220	$2,707	$2,075

Ratios to average net assets:
Gross expenses	0.54%	0.47%	0.53%	0.51%	0.52%
Net expenses[4]	0.54	0.47	0.53	0.51	0.52
Net investment income	1.74	1.68	1.58	1.76	1.57

Portfolio turnover rate	14%	10%	8%	5%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.98% for the year ended October 31, 2015.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

See Notes to Financial Statements.

26	ClearBridge Large Cap Value Fund 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

ClearBridge Large Cap Value Fund 2019 Annual Report	27

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	ClearBridge Large Cap Value Fund 2019 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,625,689,194	—	—	$1,625,689,194
Short-Term Investments†	58,450,974	—	—	58,450,974
Total Investments	$1,684,140,168	—	—	$1,684,140,168

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign

ClearBridge Large Cap Value Fund 2019 Annual Report	29

Notes to financial statements (cont’d)

investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing

30	ClearBridge Large Cap Value Fund 2019 Annual Report

requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays a base investment management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

At the end of each calendar quarter, for each percentage point of difference between the investment performance of the class of shares of the Fund which has the lowest performance for the period and the S&P 500 Index over the last 12-month period, this base fee is adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Fund for the 12-month period. If the amount by which the Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is

ClearBridge Large Cap Value Fund 2019 Annual Report	31

Notes to financial statements (cont’d)

0.025%, which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. During the year ended October 31, 2019, there were performance adjustments which decreased the base management fee as the Fund’s performance varied from that of the S&P 500 Index by at least one percentage point.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class R, Class I and Class IS shares did not exceed 1.15%, 1.42%, 1.90%, 1.40%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A2 shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

During the year ended October 31, 2019, fees waived and/or expenses reimbursed amounted to $982.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

32	ClearBridge Large Cap Value Fund 2019 Annual Report

For the year ended October 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$10,320	$88,107	—
CDSCs	23	159	$196

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$225,689,660
Sales	326,777,563

At October 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$970,363,626	$725,198,921	$(11,422,379)	$713,776,542

4. Derivative instruments and hedging activities

During the year ended October 31, 2019, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class 1	—		$207,370
Class A	$1,049,847	†	398,235
Class A2	495,297		453,029
Class C	611,431	†	36,338
Class R	1,427		820
Class I	—		477,531
Class IS	—		1,010
Total	$2,158,002		$1,574,333

ClearBridge Large Cap Value Fund 2019 Annual Report	33

Notes to financial statements (cont’d)

†

Amounts shown are exclusive of expense reimbursements. For the year ended October 31, 2019, the service and/or distribution fees reimbursed amounted to $872 and $110 for Class A and Class C shares, respectively.

For the year ended October 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	$872
Class A2	—
Class C	110
Class R	—
Class I	—
Class IS	—
Total	$982

6. Distributions to shareholders by class

	Year Ended October 31, 2019	Year Ended October 31, 2018
Net Investment Income:
Class 1	$2,955,216	$2,786,141
Class A	6,331,246	5,433,487
Class A2	2,735,311	2,352,066
Class C	506,994	597,991
Class R	3,123	8,046
Class I	13,641,623	13,072,068
Class IS	326,187	100,342
Total	$26,499,700	$24,350,141

Net Realized Gains:
Class 1	$9,338,337	$2,496,377
Class A	21,313,968	5,681,387
Class A2	10,674,924	2,655,256
Class C	5,048,214	1,416,757
Class R	14,290	13,845
Class I	41,810,685	11,082,368
Class IS	321,976	83,954
Total	$88,522,394	$23,429,944

7. Shares of beneficial interest

At October 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

34	ClearBridge Large Cap Value Fund 2019 Annual Report

Transactions in shares of each class were as follows:

	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class 1
Shares sold	—	—	644	$20,972
Shares issued on reinvestment	399,466	$12,293,213	161,369	5,282,380
Shares repurchased	(531,217)	(16,914,286)	(514,453)	(17,037,165)
Net decrease	(131,751)	$(4,621,073)	(352,440)	$(11,733,813)

Class A
Shares sold	2,859,375	$93,015,014	578,025	$19,144,781
Shares issued on reinvestment	846,262	26,066,089	320,613	10,496,845
Shares repurchased	(1,724,312)	(54,828,236)	(1,661,593)	(54,979,926)
Net increase (decrease)	1,981,325	$64,252,867	(762,955)	$(25,338,300)

Class A2
Shares sold	425,632	$13,508,908	586,712	$19,390,978
Shares issued on reinvestment	436,374	13,410,184	153,090	5,007,313
Shares repurchased	(779,284)	(24,826,991)	(696,638)	(23,033,813)
Net increase	82,722	$2,092,101	43,164	$1,364,478

Class C
Shares sold	67,593	$2,008,608	60,902	$1,978,713
Shares issued on reinvestment	184,580	5,471,336	62,375	1,980,330
Shares repurchased	(2,483,031)	(78,887,744)	(469,142)	(15,061,188)
Net decrease	(2,230,858)	$(71,407,800)	(345,865)	$(11,102,145)

Class R
Shares sold	3,521	$116,438	6,664	$220,221
Shares issued on reinvestment	566	17,413	671	21,891
Shares repurchased	(2,347)	(76,592)	(28,419)	(941,924)
Net increase (decrease)	1,740	$57,259	(21,084)	$(699,812)

Class I
Shares sold	2,033,673	$63,356,942	2,251,272	$74,693,410
Shares issued on reinvestment	1,437,391	44,160,088	574,954	18,789,889
Shares repurchased	(4,026,561)	(128,096,695)	(4,148,568)	(137,805,629)
Net decrease	(555,497)	$(20,579,665)	(1,322,342)	$(44,322,330)

Class IS
Shares sold	1,072,145	$35,129,936	64,287	$2,117,818
Shares issued on reinvestment	18,324	572,183	5,628	183,918
Shares repurchased	(181,414)	(5,845,529)	(89,846)	(2,954,038)
Net increase (decrease)	909,055	$29,856,590	(19,931)	$(652,302)

ClearBridge Large Cap Value Fund 2019 Annual Report	35

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$27,548,069	$28,616,629
Net long-term capital gains	87,474,025	19,163,456
Total distributions paid	$115,022,094	$47,780,085

As of October 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,306,615
Undistributed long-term capital gains — net	80,225,214
Total undistributed earnings	$82,531,829
Other book/tax temporary differences(a)	(22,875)
Unrealized appreciation (depreciation)(b)	713,776,542
Total accumulated earnings (losses) — net	$796,285,496

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

9. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes

36	ClearBridge Large Cap Value Fund 2019 Annual Report

in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2019 Annual Report	37

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Large Cap Value Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the three years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 19, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

38	ClearBridge Large Cap Value Fund 2019 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

ClearBridge Large Cap Value Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	90
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	90
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

40	ClearBridge Large Cap Value Fund

Independent Trustees† (cont’d)

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938

Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

ClearBridge Large Cap Value Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

42	ClearBridge Large Cap Value Fund

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge Large Cap Value Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci** Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

44	ClearBridge Large Cap Value Fund

**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Large Cap Value Fund	45

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2019:

Record date:	12/4/2018	12/19/2018	3/28/2019	6/27/2019	9/27/2019
Payable date:	12/6/2018	12/20/2018	3/29/2019	6/28/2019	9/30/2019
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%	100.00%	100.00%	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	100.00%	100.00%	100.00%	100.00%
Long-Term Capital Gain Dividend	$1.761380	—	—	—	—
Qualified Short-Term Capital Gain Dividend*	$0.021110	—	—	—	—

*	Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

Please retain this information for your records.

46	ClearBridge Large Cap Value Fund

ClearBridge

Large Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

ClearBridge Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Large Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010734 12/19 SR19-3757

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2018 and October 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $404,744 in October 31, 2018 and $343,735 in October 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $31,693 in October 31, 2018 and $0 in October 31, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $39,130 in October 31, 2018 and $0 in October 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in October 31, 2018 and $0 in October 31, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2018 and October 31, 2019; Tax Fees were 100% and 100% for October 31, 2018 and October 31, 2019; and Other Fees were 100% and 100% for October 31, 2018 and October 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $678,000 in October 31, 2018 and $262,345 in October 31, 2019.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 30, 2019

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 30, 2019